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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of Good Guys, Inc. on Form S-8 of our report, dated April 16, 2003, appearing in the Annual Report on Form 10-K of Good Guys, Inc. for the fiscal year ended February 28, 2003.

/s/ Deloitte & Touche LLP

July 2, 2003